EXHIBIT 23.1



BEDINGER & COMPANY
1200 Concord Avenue, Suite 250
Concord, California 94520


February 14, 2006

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to use in this Form 10-KSB of our report dated December 15, 2005, relating to the financial statements of Superclick, Inc. for the years ended October 31, 2005 and 2004.

                                                 Bedinger & Company
                                                 Certified Public Accountants